UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
 _______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2023 (September 26, 2023)

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Peloton Interactive, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (929) 567-0006
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 26, 2023, Peloton Interactive, Inc. (the “Company”) announced that Tom Cortese will transition to a non-executive advisory role at the Company and that Nick Caldwell will succeed him as the Chief Product Officer of the Company on November 1, 2023. In connection with the change in Mr. Cortese’s role, Mr. Cortese has entered into a Transition Agreement (the “Founder Transition Agreement”) with the Company, pursuant to which Mr. Cortese has agreed to provide services to the Company through May 16, 2024 (the “Transition Date”) in order to facilitate a smooth and orderly transition of his responsibilities in his role as Chief Product Officer. Pursuant to the Founder Transition Agreement, Mr. Cortese will continue to be paid his annual base salary through the Transition Date, and his outstanding restricted stock awards will continue to vest in accordance with their terms. Unless earlier terminated for cause, Mr. Cortese’s termination on the Transition Date will be treated as a termination without cause under the Company’s Severance and Change in Control Plan (the “Severance Plan”), and he will be entitled to receive the non-change in control severance payments and benefits as a tier 1 participant provided under the Plan, except that Mr. Cortese: (i) agreed to forfeit vested and unvested stock options to purchase an aggregate of up to 1,164,159 shares of the Company’s Class A common stock, in each case granted to him after February 2019, and (ii) will continue to hold stock options to purchase an aggregate of up to 2,228,536 shares of the Company’s Class B common stock, which are fully vested and in each case were granted to him prior to February 2019.
The Severance Plan was filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on September 11, 2020, and is incorporated by reference herein. The Founder Transition Agreement is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Transition Agreement, dated as of October 16, 2023, by and between the Company and Tom Cortese.

104	Cover Page Interactive Data File (embedded within the inline XBRL document and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: October 19, 2023	By:	/s/ Tammy Albarrán
Tammy Albarrán
Chief Legal Officer